UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2006

SOUTHERN COPPER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2575 East Camelback Road, Phoenix, Arizona 85016

(Address of Principal Executive Offices) (Zip Code)

(602) 977-6595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Southern Copper Corporation (“SCC”) reported that despite an agreement with the National Union of Mine, Metallurgical and Similar Workers of Mexico, some workers have illegally blocked the entrance to the mine and concentrator at the Cananea mine owned by SCC’s subsidiary Mexicana de Cananea, S.A. de C.V. since March 24, 2006. At all other mining and metallurgical complexes in Mexico, operations are running normally.

Mexicana de Cananea, S.A. de C.V. has commenced appropriate legal actions before Mexican federal authorities to have its property rights restored and anticipates a prompt resolution of the situation. SCC is confident that federal authorities in Mexico will act strictly in accordance with the law to resolve this conflict.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Copper Corporation

By:	/s/ Armando Ortega Gómez
Armando Ortega Gómez
Its:	Vice President, Legal, General Counsel and Secretary

Date: April 3, 2006